SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): November 9, 2006

ROTOBLOCK CORPORATION
(Exact name of registrant as specified in its charter)

                                                                                                      Nevada                                      333-116324                                    20-08987999
                                                                                      (State of incorporation)                   (Commission File No.)                    (IRS Employer ID No.)

300 B Street
Santa Rosa, California 95401
(Address of principal executive offices, including zip code)

(707) 578-5220
(Registrant's telephone number, including area code)

(NONE)
(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Item 304 (a)(1) Resignation of independent principal accountants:

(i)  On November 9, 2006, Registrant’s independent auditors, Staley, Okada & Partners, Chartered Accountants, informed Registrant by letter that they had sold their business to PricewaterhouseCoopers LLP and were resigning as Registrant’s independent auditors.

(ii)  Since the appointment of Staley, Okada & Partners, Chartered Accountants on May 31, 2005, and all subsequent interim periods through the date of their resignation on November 9, 2006, Staley, Okada & Partners, Chartered Accountants’ reports on the financial statements of Registrant did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. The audit report for the fiscal years ended April 30, 2005 and 2006 were modified as to the uncertainty regarding Registrant’s ability to continue as a going concern because of it’s status as a development stage company and limited operations. The audited financial statements for the fiscal years ended April 30, 2005 and April 30, 2006, did not include any adjustments that might have resulted from the outcome of this uncertainty.

(iii)   From the date of appointment on May 31, 2005 through the date of this report, there were no disagreements with Staley, Okada & Partners, Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Staley, Okada & Partners, Chartered Accountants' satisfaction, would have caused Staley, Okada & Partners, Chartered Accountants to make reference to the subject matter in connection with its reports and/or reviews of Registrant's consolidated financial statements during Registrant's most recent fiscal years, or any interim period.

(iv) Registrant has provided Staley, Okada & Partners, Chartered Accountants with a copy of the disclosures it is making in response to this Item and has requested the former accountants provide a letter concurring with such statements to the Commission, a copy of which is attached hereto as Exhibit 16.

Item 304 (a)(2) Appointment of new independent principal accountants:

(i) On November 9, 2006, Registrant engaged the services of James Stafford Chartered Accountants, with offices in Vancouver, B.C., Canada, a PCAOB registered firm, as its principal accountant to audit and certify its financial statements for the balance of the year ended December 31, 2006. The decision to appoint James Stafford Chartered Accountants as Registrant’s principal accounting firm was unanimously approved by written consent of the Board of Directors of Registrant on November 9, 2006.

Neither the issuer, nor anyone on its behalf consulted with the new accounting firm regarding:

(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Registrant's financial statements. No written or oral advice was provided that was an important factor considered by Registrant in reaching a decision as to accounting, auditing or financial reporting issues; and

There were no matters that were the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of this Item, and, therefore, none were discussed with the new accountant.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits:

Exhibit No.   Description

16    Letter of former accountants

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Rotoblock Corporation

Date: November 14, 2006                       /s/ Matthias Heinze
                                                By: Matthias Heinze, President and Chief Executive Officer

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